Pursuant to Rule 497(e)
Registration No. 033-8021

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund

Supplement dated April 21, 2010,

to the Prospectus dated January 28, 2010, as supplemented and amended to date

At a special meeting of shareholders held on February 16, 2010, shareholders of the SunAmerica International Equity Fund (the “Fund”) approved the operation of the Fund in a manner consistent with the Fund’s exemptive order from the Securities and Exchange Commission that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board but without obtaining shareholder approval, subject to certain conditions (the “Manager of Managers Proposal”).

Accordingly, the last sentence under the heading “Fund Management,” on page 39 of the Prospectus, is hereby deleted and replaced with the following:

“SunAmerica is currently able to rely on this order with respect to the International Equity Fund and International Small-Cap Fund.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP2_EFPRO_1-10

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund

SunAmerica International Small-Cap Fund

Supplement dated April 21, 2010,

to the Statement of Additional Information dated January 28, 2010

Effective March 29, 2010, the fourth paragraph under the heading “The Adviser,” on page B-64 of the Statement of Additional Information, is hereby deleted and replaced with the following:

“Under the Advisory Agreement, the Adviser serves as investment adviser for, and selects and manages the investments of, each Fund except for those Funds for which the Adviser employs a Subadviser. The Adviser also provides various administrative services and supervises the Funds’ daily business affairs, subject to general review by the Trustees. As discussed below, SunAmerica has retained PineBridge as subadviser pursuant to a Subadvisory Agreement dated March 26, 2010, with respect to the International Equity Fund and International Small-Cap Fund. PineBridge is located at 70 Pine Street, New York, NY 10270, and is an indirect subsidiary of Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group, an Asia-based private investment group. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of December 31, 2009, PineBridge managed approximately $87.3 billion.”

In addition, the paragraph under the heading “Portfolio Manager Compensation for PineBridge,” on page B-69 of the Statement of Additional Information, is hereby deleted and replaced with the following:

“Compensation for all PineBridge portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP1_EFPRO_1-10